UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2007

ADVANCED TECHNOLOGY ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-137863	68-0635064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 A Achimeir Street	52587
Ramat Gan Israel	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  011-972-3-751-3707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with the Company’s initial public offering, the Company executed an Underwriting Agreement on June 18, 2007, which was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K on June 22, 2007. Pursuant to the Underwriting Agreement, an audited balance sheet of the Company reflecting receipt by the Company of the proceeds of the offering is included in the Audited Financial Statements attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Title
99.1	Audited Financial Statements as of June 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED TECHNOLOGY ACQUISITION CORP.

Date: June 27, 2007	By:	/s/ Ido Bahbut
Ido Bahbut
Chief Financial Officer (authorized signatory)